SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                               Amendment No. 2 to
                                    Form 8-K
                                       on
                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)    February 8, 2001
                                                 ----------------------



                   LADENBURG THALMANN FINANCIAL SERVICES INC.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Florida                      1-15799               65-0701248
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(State or Other Jurisdiction      (Commission File         (IRS Employer
    of Incorporation)                    Number)           Identification No.)



1055 Stewart Avenue, Bethpage, New York                           11714
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code   (516) 470-1000
                                                    ---------------------



                          GBI Capital Management Corp.
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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Items 1 and 2. Changes in Control of Registrant and Acquisition or Disposition
               of Assets

         On May 7, 2001, Ladenburg Thalmann Financial Services Inc. (formerly GBI Capital Management Corp.) ("Company") consummated the previously announced Stock Purchase Agreement, as amended ("Purchase Agreement"), with New Valley Corporation ("New Valley"), Ladenburg, Thalmann Group Inc. ("LTGI"), Berliner Effektengesellschaft AG ("Berliner") and Ladenburg, Thalmann & Co. Inc. ("Ladenburg"). On the same date, New Valley consummated the previously announced stock purchase agreement with Joseph Berland. As a result of these transactions,
(i) New Valley acquired beneficial ownership of approximately 56.3% of the Company's common stock and (ii) Ladenburg became the Company's wholly-owned subsidiary. The financial statements and pro forma information required to be filed by Regulation S-X are incorporated by reference to the Company's Definitive Proxy Statement for its Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 28, 2001, as supplemented.

         As a condition to the consummation of the Purchase Agreement, the Company held an annual meeting of the Company's shareholders ("Annual Meeting") on May 7, 2001. At the Annual Meeting, the Company's shareholders voted, among other things, to:

         o        approve the Purchase Agreement and the related transactions;

         o approve a change in the Company's name from GBI Capital Management Corp. to Ladenburg Thalmann Financial Services Inc.; and

         o elect Richard Rosenstock, Vincent Mangone, Mark Zeitchick, Howard M. Lorber, Victor M. Rivas, Bennett S. LeBow, Phillip Frost, Henry C. Beinstein and Robert J. Eide to the Company's board of directors.

In connection with the change of the Company's name, the Company changed its American Stock Exchange symbol to "LTS" and its CUSIP number to 50575Q 10 2. The Company also determined to change its independent auditors as well as its fiscal year, as described below under Items 4 and 8.

Item 4. Changes in Registrant's Certifying Accountant

         Upon consummation of the Purchase Agreement, the Company determined to retain PricewaterhouseCoopers LLP as its independent accountants. PricewaterhouseCoopers was Ladenburg's independent accountants prior to the consummation of the Purchase Agreement. The change in accounting firms was a direct result of the reverse acquisition contemplated by the Purchase Agreement whereby Ladenburg's historical financial statements became those of the Company.

         (a)      Previous independent accountants

                  (i) In connection with the consummation of the Purchase Agreement, on May 7, 2001, the Company dismissed Goldstein Golub Kessler LLP as its independent accountants.

                  (ii) The report of Goldstein Golub Kessler LLP on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The Company's board of directors participated in and approved the decision to change independent accountants on May 7, 2001.


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                  (iv) In connection with its audits for the two most recent fiscal years and review of unaudited financial statements through May 7, 2001, there have been no disagreements with Goldstein Golub Kessler LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goldstein Golub Kessler LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

                  (v) During the two most recent fiscal years and through May 7, 2001, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

                  (vi) The Company requested that Goldstein Golub Kessler LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Form 8-K/A.

         (b)      New independent accountants

         The Company engaged PricewaterhouseCoopers LLP as its new independent accountants as of May 7, 2001. During the two most recent fiscal years and through May 7, 2001, the Company has not consulted with PricewaterhouseCoopers LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits


         (c)      Exhibits

Exhibit
Number            Description

16.1              Letter from Goldstein Golub Kessler LLP dated May 7, 2001

99.1              Press release, dated May 7, 2001


Item 8.           Change in Fiscal Year

         As a result of the consummation of the Purchase Agreement, on May 7, 2001, the Company elected to change its fiscal reporting year end from September 30 to December 31 in order to align the Company's fiscal year end with that of Ladenburg's.


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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     May 11, 2001       LADENBURG THALMANN FINANCIAL SERVICES INC.



                                   /s/ Richard J. Rosenstock
                               By:
                                   --------------------------------------------
                                   Richard J. Rosenstock
                                   Vice Chairman and Chief Operating Officer


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                                  EXHIBIT INDEX

Exhibit
 Number           Description
--------          ------------

16.1              Letter from Goldstein Golub Kessler LLP dated May 7, 2001

99.1              Press release, dated May 7, 2001


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